Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Volcan Holdings, Inc., a Delaware corporation (the “Company”), on Form 10-K/A for the year ended June 30, 2009, as filed with the Securities and Exchange Commission (the “Report”), Sholom Feldman, Treasurer and Secretary of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 15, 2010

/s/ Sholom Feldman
Sholom Feldman Treasurer and Secretary (Principal Financial Officer)